PRUCO LIFE INSURANCE COMPANY

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

STRATEGIC PARTNERS ADVISOR

STRATEGIC PARTNERS ANNUITY ONE

STRATEGIC PARTNERS ANNUITY ONE 3

STRATEGIC PARTNERS FLEXELITE

STRATEGIC PARTNERS PLUS

STRATEGIC PARTNERS PLUS 3

STRATEGIC PARTNERS SELECT

Supplement, dated September 10, 2004

To

Prospectuses, dated May 1, 2004

We are issuing this supplement to report a change in subadviser to the SP Deutsche International Equity Portfolio (the “Portfolio”) of The Prudential Series Fund, Inc.

To date, Deutsche Asset Management Investment Services Limited (“Deutsche”) has served as subadviser to the Portfolio. The Portfolio’s investment objective is to seek long-term capital appreciation. The Portfolio pursues that objective by normally investing at least 80% of its investable assets (net assets plus borrowings made for investment purposes) in the stocks and other equity securities of companies in developed countries outside the United States that are represented in the MSCI EAFE Index.

Effective on or about November 19, 2004, LSV Asset Management will become subadviser to the Portfolio, replacing Deutsche. You may find further information about LSV Asset Management in the prospectus supplement for the Portfolio. This change will not result in any change to the advisory fee that the Portfolio pays to Prudential Investments LLC. Nor will there be any change to the Portfolio’s fundamental investment objective or the investment policies set out above. However, the following changes will result:

o         The Portfolio will be called the "SP LSV International Value Portfolio"; and

o	The Portfolio’s investment strategy will shift from seeking growth at a reasonable price to a “deep value” strategy, utilizing active quantitative methods to select value stocks within the universe of international stocks.

Deutsche, the SP Deutsche International Equity Portfolio, and that Portfolio’s investment objectives/policies collectively are referred to in several places within each of the above-referenced prospectuses. This supplement is intended to amend each of such references, as appropriate.